UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 2054

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2020

LIVE INC.

(Exact name of registrant as specified in its charter)

California	333-230070	81-4128534
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7702 E Doubletree Ranch Rd, Unit 300

Scottsdale, AZ 85258

(Address of Principal Executive Offices) (Zip Code)

315 Montgomery Street, 9th Floor

San Francisco, CA 94104

(Former Name or Address if changed from last report)

480-289-9019

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01  Changes in Registrant's Certifying Accountant

On January 16, 2020, Live Inc. (the “Company”) engaged Prager Metis CPAs, LLC (“New Auditor”) as its independent registered public accountants and dismissed Michael Gillespie & Associates, PLLC (“Former Auditor”). The decision to change auditors was approved by the Company’s Board of Directors.

Pursuant to applicable rules, the Company makes the following additional disclosures:

(a) The Former Auditor’s reports on the consolidated financial statements of the Company as at and for the fiscal years ended December 31, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained an explanatory paragraph in respect to uncertainty as to the Company’s ability to continue as a going concern.

(b) During the fiscal years ended December 31, 2018 and 2017 and through January 16, 2020, there were no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the Former Auditor’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the fiscal years ended December 31, 2018 and 2017 and through January 16, 2020, there were no events of the type described in Item 304(a)(1)(v) of Regulation S-K.

(c) During the fiscal years ended December 31, 2018 and 2017 and through January 16, 2020, the Company did not consult with the New Auditor with respect to any matter whatsoever including without limitation with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided the Former Auditor with a copy of the foregoing disclosure and requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated January 29, 2020, is filed as Exhibit 16.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

Exhibit 16.1 - Letter from Michael Gillespie & Associates, PLLC dated January 29, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE INC.
(Registrant)

/s/ Keith Wong
Keith Wong
Chief Executive Officer

Date: January 29, 2020

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Michael Gillespie & Associates, PLLC dated January 29, 2020.